UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report: August 7, 2002

CLEAR CHANNEL COMMUNICATIONS, INC.
(Exact Name of Registrant as Specified in Its Charter)

TEXAS	1-9645	74-1787539
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

200 East Basse Road, San Antonio, Texas		78209
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (210) 822-2828

ITEM 5.    OTHER EVENTS.

On August 1, 2002, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the Chief Executive Officer and the Chief Financial Officer of Clear Channel Communications, Inc. certified the quarterly report on Form 10-Q (the “Form 10-Q”) for the quarter ended June 30, 2002 of Clear Channel Communications, Inc.

The above referenced certification is filed as Exhibit 99.1 hereto. The information set forth in Exhibit 99.1 is hereby incorporated by reference herein.

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits

99.1	Certification of Chief Executive Officer and Chief Financial Officer of Clear Channel Communications, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLEAR CHANNEL COMMUNICATIONS, INC.

Date: August 7, 2002	By:	/s/ RANDALL T. MAYS
Randall T. Mays Exec. Vice President/Chief Financial Officer

INDEX TO EXHIBITS

99.1	Certification of Chief Executive Officer and Chief Financial Officer of Clear Channel Communications, Inc.